VIRTUS KAR Mid-Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—95.8%
Consumer Discretionary—11.1%
Latham Group, Inc.(1)	1,754,462	$ 43,914
Ross Stores, Inc.	448,557	51,261
SiteOne Landscape Supply, Inc.(1)	182,500	44,216
Tractor Supply Co.	147,358	35,160
		174,551

Consumer Staples—2.9%
Lamb Weston Holdings, Inc.	731,597	46,369
Financials—13.4%
Berkley (W.R.) Corp.	510,710	42,077
Broadridge Financial Solutions, Inc.	298,862	54,638
First Financial Bankshares, Inc.	640,555	32,566
Houlihan Lokey, Inc. Class A	499,949	51,755
LPL Financial Holdings, Inc.	189,971	30,412
		211,448

Health Care—14.1%
Cooper Cos., Inc. (The)	109,946	46,061
Elanco Animal Health, Inc.(1)	1,437,880	40,807
Globus Medical, Inc. Class A(1)	880,001	63,536
West Pharmaceutical Services, Inc.	153,722	72,097
		222,501

Industrials—33.4%
Allegion plc	316,470	41,913
AMETEK, Inc.	546,976	80,427
Equifax, Inc.	217,920	63,805
Exponent, Inc.	523,493	61,107
HEICO Corp. Class A	364,312	46,821
Lennox International, Inc.	76,589	24,843
Nordson Corp.	211,106	53,889
Old Dominion Freight Line, Inc.	168,081	60,237
Pentair plc	574,175	41,932
Verisk Analytics, Inc. Class A	230,363	52,691
		527,665

	Shares	Value

Information Technology—19.3%
Amphenol Corp. Class A	396,747	$ 34,700
Aspen Technology, Inc.(1)	330,919	50,366
Azenta, Inc.	738,416	76,138
Bentley Systems, Inc. Class B	642,668	31,060
Dolby Laboratories, Inc. Class A	700,949	66,744
Zebra Technologies Corp. Class A(1)	76,912	45,778
		304,786

Real Estate—1.6%
Equity LifeStyle Properties, Inc.	291,586	25,561
Total Common Stocks (Identified Cost $963,794)		1,512,881

Total Long-Term Investments—95.8% (Identified Cost $963,794)		1,512,881

Short-Term Investment—4.0%
Money Market Mutual Fund—4.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	62,719,498	62,719
Total Short-Term Investment (Identified Cost $62,719)		62,719

TOTAL INVESTMENTS—99.8% (Identified Cost $1,026,513)		$1,575,600
Other assets and liabilities, net—0.2%		3,326
NET ASSETS—100.0%		$1,578,926

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,512,881	$1,512,881
Money Market Mutual Fund	62,719	62,719
Total Investments	$1,575,600	$1,575,600
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Schedule of Investments

VIRTUS KAR MID-CAP CORE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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